Convertible bonds	12 Months Ended
Dec. 31, 2017
Convertible bonds [Abstract]
Convertible bonds
19.	Convertible bonds

	December 31,
	2016	2017
	RMB	RMB

Convertible bonds, current
2019 Convertible Senior Notes	2,773,925	-
Less: issuance cost	(5,456)	-
	2,768,469	-

Convertible bonds, non-current
2019 Convertible Senior Notes	-	6,536

On March 18, 2014, the Company issued Convertible Senior Notes due 2019 with principal amount of US$400 million (the “Notes”). The Notes bear interest at a rate of 2.25% per year, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2014. The Notes will mature on April 1, 2019. The value of the Notes is initially measured by the cash received and is subsequently stated at amortized cost.

The Notes are not redeemable prior to the maturity date of April 1, 2019, except that the holders of the Notes (the “Holders”) have a noncontingent option to require the Company to repurchase for cash all or any portion of their Notes on April 1, 2017. The repurchase price will equal 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

US$399 million aggregate principal amount of the Notes were redeemed on April 1, 2017. Following the repurchase, US$1 million aggregate principal amount of the Notes remains outstanding and will be due in 2019.

As of December 31, 2016 and 2017, RMB2.8 billion (US$399 million) and RMB 6.5 million (US$1.0 million) has been accounted for as the value of the Notes in current liabilities and non-current liabilities respectively.

Interest expense recognized during the years ended December 31, 2016 and 2017 was RMB81,085 and RMB20,820.